UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
__________________

Date of Report (Date of earliest event reported):  August 31, 2012
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NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4201 Woodland Road P.O. Box 69 Circle Pines, Minnesota	55014
(Address of principal executive offices)	(Zip Code)

(763) 225-6600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)           On August 31, 2012, the Board of Directors of Northern Technologies International Corporation (“NTIC”), upon recommendation of the Nominating and Corporate Governance Committee, elected Konstantin von Falkenhausen as a director of NTIC, effective as of November 17, 2012.

Konstantin von Falkenhausen, 45, is currently a Partner of B Capital Partners AG, an independent investment advisory boutique focused on infrastructure, public private partnerships and clean energy.  From February 2004 to March 2008, Mr. von Falkenhausen served as a Partner of capiton AG, a private equity firm.   From March 2003 to February 2004, he served as interim Chief Financial Officer of Neon Products GmbH, a privately held neon lighting company.  From May 1999 to February 2003, Mr. von Falkenhausen served as an investment manager of West Private Equity Ltd. and an investment director of its German affiliate West Private Capital GmbH.  Prior to May 1999, Mr. von Falkenhausen served in several positions with BankBoston Robertson Stephens International Ltd., an investment banking firm.  Mr. von Falkenhausen is a citizen of Germany.  He has a Masters degree in economics (lic. oec) from the University of Fribourg (Switzerland) and an MBA from the University of Chicago.

As of the date hereof, Mr. von Falkenhausen has not been appointed to, and is not currently expected to join, any committees of NTIC’s Board of Directors.  There are no arrangements or understandings between Mr. von Falkenhausen and any other person pursuant to which he was selected as a director, and there have been no transactions since the beginning of NTIC’s last fiscal year, or are currently proposed, regarding Mr. von Falkenhausen that are required to be disclosed by Item 404(a) of Regulation S-K.  In connection with the election of Mr. von Falkenhausen to the Board, it is expected that NTIC will enter into an indemnification agreement with Mr. von Falkenhausen in the same form that NTIC has entered into with its other directors, pursuant to which NTIC will agree to provide indemnification and advancement of expenses to the fullest extent permitted by Delaware law and NTIC’s Restated Certificate of Incorporation.  A copy of the form of indemnification agreement was attached as Exhibit 10.1 to NTIC’s current report on Form 8-K as filed with the Securities and Exchange Commission on November 24, 2008.

Mr. von Falkenhausen will receive compensation and participate in plans as a non-employee director of NTIC as described on pages 20 to 23 in the definitive proxy statement for NTIC’s Annual Meeting of Stockholders held on February 2, 2012, under the heading “Director Compensation.”

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
10.1
Form of Indemnification Agreement between Northern Technologies International Corporation and its Directors and Officers (incorporated by reference to Exhibit 10.1 to NTIC’s current report on Form 8-K as filed with the Securities and Exchange Commission on November 24, 2008
(File No. 001-11038))

10.2
Description of Non-Employee Director Compensation Arrangements (incorporated by reference to Exhibit 10.12 to NTIC’s annual report on Form 10-K for the fiscal year ended August 31, 2011 (File No. 001-11038))

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

By:
Matthew C. Wolsfeld Chief Financial Officer and Corporate Secretary

Dated:   September 5, 2012

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

CURRENT REPORT ON FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing

10.1	Form of Indemnification Agreement between Northern Technologies International Corporation and its Directors and Officers	Incorporated by reference to Exhibit 10.1 to NTIC’s current report on Form 8-K as filed with the Securities and Exchange Commission on November 24, 2008 (File No. 001-11038)
10.2	Description of Non-Employee Director Compensation Arrangements	Incorporated by reference to Exhibit 10.12 to NTIC’s annual report on Form 10-K for the fiscal year ended August 31, 2011 (File No. 001-11038))